UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                  FORM 8-K
                              CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange
                                Act of 1934.

                                July 30, 1996
        ---------------------------------------------------------------
              Date of Report (Date of earliest event reported)


                         WALLACE COMPUTER SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                  Delaware                1-6528          36-2515832
        ---------------------------    ------------   -------------------
       (State or other jurisdiction    (Commission      (IRS Employer
        of incorporation)              File Number)   Identification No.)


        4600 West Roosevelt Road, Hillside, Illinois       60162-2079
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          (Address of principal executive offices)         (Zip Code)


     Registrant's telephone number, including area code:    (312) 626-2000
                                                            --------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5 - Other Events

Attached as Exhibit 1 is a press release of the Registrant dated
July 30, 1996 setting the date of the next Annual Meeting.



                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 30, 1996              Wallace Computer Services, Inc.
                                          (Registrant)

                              /s/ Michael T. Laudizio
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                                  Michael T. Laudizio
                                      Secretary